Investor Presentation April 2022 Atlas Financial Holdings, Inc.

Atlas Financial Holdings. – April 2022 2 This presentation includes forward-looking statements regarding the Company, its subsidiaries and businesses. Such statements are based on the current expectations of the management of each entity. The words "anticipate", "expect", "believe", "may", "should", "estimate", "project", "outlook", "forecast" or similar words are used to identify such forward looking information. The forward-looking events and circumstances discussed on this call may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the companies. These factors can be found in their filings with the Securities and Exchange Commission, in the “Risk Factors” section of its most recent Form 10K or subsequent quarterly filings on Form 10-Q. As such, no forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and the Company and its subsidiaries undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-Looking Statements

About Atlas



Focused on "light" commercial auto

The primary business of Atlas is commercial automobile insurance in the United States, with a niche market orientation and focus on insurance for the "light" commercial automobile sector including taxi cabs, nonemergency para-transit, limousine/livery (including full-time transportation network company drivers) and business auto. Atlas' specialized infrastructure is designed to leverage analytics, expertise and technology to efficiently and profitably provide insurance solutions for independent contractors, owner operators and other smaller accounts. The Company focuses on underserved and evolving niche markets where its differentiated approach is expected to create value for its stakeholders and shareholders.

The Company's strategy is focused on leveraging its managing general agency operation ("AGMI") and its insurtech digital platform ("optOn"). For more information about Atlas, please visit www.atlas-fin.com, www.agmiinsurance.com, and www.getopton.com.







ATLAS FINANCIAL HOLDINGS, INC.

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Atlas Financial Holdings. – April 2022 4 Atlas Strategic Focus Strategic Realignment Vision To always be a preferred specialty transportation related insurance business that delivers benefit to all stakeholders by leveraging technology, analytics, expertise, partnerships and capital resources. • Deliver sustainable value to our risk-taking partners and consumers of our products by cultivating and maintaining a unique position in the markets on which we focus. • As a nimble, innovative specialist, deploy our expertise, analytics and technology to disrupt underserved segments of commercial auto. Mission To develop and deliver superior specialty insurance products and services to meet our customers’ needs with a focus on innovation and the effective use of technology and analytics to deliver consistent operating profit for the insurance businesses we own. A strategic shift focusing on technology-driven commercial automobile managing general agency (“MGA”) as its primary business

Atlas Financial Holdings. – April 2022 5 Explaining the MGA Model Knowledge: Managing General Agent Insureds seeking coverage for commercial auto needs (typically individuals and smaller fleets of drivers) Insureds Agents / Brokers MGA Carriers Independent agents seeking options for insureds in order to fit their needs Insurance carriers seek programs to access insureds in niche markets which may not be practical to develop on their own either due to scale, speciality, etc. An MGA is an individual or company that provides operational functions for insurance carriers who, in turn, takes the financial risk for policies issued by the MGA Strategic Partnership

Atlas Financial Holdings. – April 2022 6 Strategic Focus • Leverage heritage in specialty market • Utilize Atlas’ systems and MGA resources (“AGMI”) • Existing distribution channel cultivated over decade (420+ independent producers) • Re-capture legacy $200+ million book of business in public auto sectors • Combine traditional insurance company structure with legitimate insuretech • Expand into other areas of “light” commercial automobile 1 Key “Atlas” Assets • Decades of data in niche market • More than $10 million in technology and analytics development invested prior to challenges in recent years • Expert staff that embraces innovation • Systems and workflows designed around highly transactional business • Ability to capitalize on hard commercial auto market • Unique insights based on industry and affiliate insurance company results 2 MGA Approach Business Model Update

Atlas Financial Holdings. – April 2022 7 Current Status of MGA Programs Strategic Update Paratransit • National Interstate exercised renewal rights • Beginning with policies with December 1 effective dates, business will be transitioned during subsequent twelve months • Frees up resources to focus on growing taxi/livery/limo book Global Liberty • Liquidated in October 2021 • Evaluating potential alternatives in New York market Taxi / Limo / TNC • Strong partnership with Buckle Corporation who acquired three of Atlas’ former insurance company entities out of liquidation • Ability to quote >80% of business we wrote in 2018 (remainder reflects markets exited due to historic challenges) • Demand continues to be significantly depressed due to COVID • Exploring opportunity to leverage former Lyft program for fleets • Planned expansion into complimentary lines of business/segments • Business planning to potentially launch optOn 2.0 Strategic Go-Forward Programs Strategic Run-off/Discontinued Programs

Atlas Financial Holdings. – April 2022 8 Initial Indications of Recovery Market Recovery +300% vs. 2021 +460% vs. 2021

Atlas Financial Holdings. – April 2022 9 Industry Activity Update – Chicago & Nevada Current Market Recovery Public Auto COVID Impact/Recovery • Part-time TNC leading Taxi/Livery in total recovery, but marginal growth slowing − Chicago TNC: 4,700k trips in February 2022, no change from last month but still about 44% down from February 2019 (8,849k trips) • Taxi/Livery continuing from prior months at increasing marginal rate − Chicago Taxi: 311k trips in February 2022, about a 17% increase from last month but still about 72% down from February 2019 (1,125k trips) − Las Vegas Taxi: February 2022 shows 13% increase from prior month; 21% decrease from February 2019 • Driver return continues to gain momentum work following Omicron • Platforms offering near-term incentives to attract owner operators • All segments experiencing significantly more demand for rides vs. driver supply Data Source: Nevada Taxicab Authority https://taxi.nv.gov/About_Us/ALL/Statistics/ Data Source: City of Chicago https://data.cityofchicago.org/Transportation/Transportation- Network-Providers-Trips Data Source: City of Chicago https://data.cityofchicago.org/Transportation/Taxi-Trips

Atlas Financial Holdings. – April 2022 10 Industry Activity Update – New York Current Market Recovery In New York, all rideshare drivers are commercially licensed. Outside of New York, increasing demand for rides should result in a tipping point that justifies full time drivers to put vehicles back in service. We expect this to potentially generate a dramatic increase in new business applications and a shift in effective dates. In recent months, NY TNC declined while taxi continued to recover: Uber and Lyft continue to report increase in passenger demand with improving driver supply. Data Source: NYC TLC https://www1.nyc.gov/site/tlc/about/aggregated-reports.page Data Source: NYC TLC https://www1.nyc.gov/site/tlc/about/aggregated-reports.page

Atlas Financial Holdings. – April 2022 11 Month Submitted Issued Hit Ratio Submitted Issued Hit Ratio January 43 17 39.53% February 52 16 30.77% March 39 20 51.28% April 98 30 30.61% May 2 - 0.00% 90 24 26.67% June - - 0.00% 116 54 46.55% July 27 1 3.70% 146 53 36.30% August 53 2 3.77% 166 99 59.64% September 69 3 4.35% 192 112 58.33% October 53 3 5.66% 167 78 46.71% November 53 4 7.55% 114 55 48.25% December 44 12 27.27% 130 56 43.08% Total 301 25 8.31% 1,353 614 45.38% Gateway/Buckle 2020 2021 Business Activity Update Market Recovery Nationwide submissions and policy issuance generally follows Chicago taxi trip trend. OMNICRON SURGE Taxi and Livery business is continuing to show an improved hit ratio. We ultimately expect this to settle in a range of 40% - 50%.

Atlas Financial Holdings. – April 2022 12 Financial Statements Please refer to Form 10-K filed March 31, 2022 for additional detail Consolidated Statements of Financial Position ($ in ‘000s, except for share and per share data) December 31, 2021 2020 Assets Cash and cash equivalents $ 2,274 $ 5,238 Restricted cash 3,637 5,287 Premiums receivable (net of allowance of $225 and $800, respectively) 11,397 13,442 Intangible assets, net 983 2,235 Property and equipment, net 2,503 18,815 Right-of-use asset 237 888 Notes receivable 18,017 18,017 Credit facility fees, net 584 — Other assets 1,053 1,895 Assets held for sale 7,500 53,885 Total assets $ 48,185 $ 119,702 Liabilities Premiums payable $ 13,593 $ 19,416 Lease liability 224 1,091 Due to deconsolidated affiliates 19,957 19,170 Notes payable, net 33,102 36,168 Other liabilities and accrued expenses 6,811 4,342 Liabilities held for sale — 60,407 Total liabilities $ 73,687 $ 140,594 Commitments and contingencies (See Note 7) Shareholders’ deficit Ordinary voting common shares, $0.003 par value, 800,000,001 shares authorized, shares issued: December 31, 2021 - 15,052,839 and December 31, 2020 - 12,248,798; shares outstanding: December 31, 2021 - 14,797,334 and December 31, 2020 - 11,993,293 $ 45 $ 37 Restricted voting common shares, $0.003 par value, 33,333,334 shares authorized, shares issued and outstanding: December 31, 2021 and December 31, 2020 - 0 — — Additional paid-in capital 83,086 81,840 Treasury stock, at cost: 255,505 shares of ordinary common voting shares at each of December 31, 2021 and December 31, 2020 (3,000) (3,000) Retained deficit (105,633) (100,199) Accumulated other comprehensive income, net of tax — 430 Total shareholders' deficit $ (25,502) $ (20,892) Total liabilities and shareholders' deficit $ 48,185 $ 119,702 See accompanying Notes to Consolidated Financial Statements on the latest Form 10-K.

Atlas Financial Holdings. – April 2022 13 Financial Statements Please refer to Form 10-K filed March 31, 2022 for additional detail Consolidated Statements of Operations See accompanying Notes to Consolidated Financial Statements on the latest Form 10-K. Consolidated Statements of Operations ($ in ‘000s, except for share and per share data) Year ended December 31, 2021 2020 Commission income $ 5,923 $ 5,195 Net realized losses (6,952) (3) Other income 5,867 4,354 Total revenue 4,838 9,546 Acquisition costs 3,165 2,934 Other underwriting expenses 16,279 17,743 Amortization of intangible assets 322 390 Interest expense, net 2,235 1,931 Impairment of intangible assets 930 — Forgiveness of Paycheck Protection Program loan (6,601) — Gain on disposal of subsidiaries (5,659) — Total expenses 10,671 22,998 Loss from operations before income taxes (5,833) (13,452) Income tax benefit — (484) Loss from continuing operations (5,833) (12,968) Income from discontinued operations, net of tax 165 238 Net loss $ (5,668) $ (12,730) Basic net income (loss) per share attributable to common shareholders Continuing operations $ (0.45) $ (1.08) Discontinued operations 0.01 0.02 Net loss $ (0.44) $ (1.06) Diluted net income (loss) per share attributable to common shareholders Continuing operations $ (0.45) $ (1.08) Discontinued operations 0.01 0.02 Net loss $ (0.44) $ (1.06) Basic weighted average common shares outstanding 12,960,674 11,957,268 Diluted weighted average common shares outstanding 12,960,674 11,957,268 Consolidated Statements of Comprehensive Income (Loss) Net loss $ (5,668) $ (12,730) Other comprehensive (loss) income: Changes in net unrealized investment (losses) gains (21) 161 Reclassification to net loss (175) (155) Other comprehensive (loss) income (196) 6 Total comprehensive loss $ (5,864) $ (12,724)

Atlas Financial Holdings. – April 2022 14 Significant Near-Term Opportunity Recapturing Historic Business Policy Comparison • Submissions/Quotes are at only 6% of 2018 • Issued in 2021 vs 2018 • 14% of policy count • 20% of vehicles • Average premium per vehicle up 43% • $4,774 YTD 2021 • $3,333 in 2018 YTD 2021 • Submissions − Q1 up 25% vs Q4 − Q2 up 63% vs Q1 − Q3 up 70% vs Q2 (Q3 2021 up 186% vs Q3 2020) − Q4 up 3% vs Q3 (Q4 2021 up 256% vs Q4 2020) • Policies issued − Q2 up 66% vs Q1 − Q3 up 147% vs Q2 (Q3 2021 up 550% vs Q3 2020) − Q4 down 26% vs Q3 (Q4 2021 up 715% vs Q4 2020) • Significant opportunity for recapture/growth in hard market

Atlas Financial Holdings. – April 2022 15 Market Conditions Changing Market Dynamics Multiple quarters of significant rate increases in commercial auto Source: CIAB Q4‘ 21 Market Survey $53 Billion Addressable Market Poised for Disruption

Atlas Financial Holdings. – April 2022 16 Recovering from COVID-19 and Beyond Market Evolution Manage through the Pandemic Public Automobile and Ride- sharing companies were impacted as mandated lock- down restrictions were in place and rides fell >90% New Normal Ride-sharing has continued to return in greater numbers than before in lieu of mass transit. Public auto (e.g. taxi, livery, etc.) beginning to follow suit. New “Last Mile” Delivery and Autonomous Driving Consistent market for “Last- Mile” product delivery as well as a natural end-application for autonomous driving as market develops. 2020 2021 Future

Strategic Realignment

Focused Approach to Disrupt Large Market

$53 Billion Addressable Market Poised for Disruption in U.S.

Immediate Focus

$2.5 - $3 billion "traditional" public auto niche

- Atlas' market share was approximately 12% - 15% in 2018
- $285 million gross written premium
- Leverage strong relationships with 420+ retail distribution agents
- Re-capture historic business

- Grow market share to proportionate 20%

Next Steps

Build on prior experience in "gig" economy

- Technology enabled platform built to support Lyft/Flexdrive program in 2018
- optOn™ app based UBI concept
- Potential segments
  - Package delivery
  - TNC leasing fleets
  - Other
- Establish position in incremental addressable markets

Longer-Term Vision

Disrupt larger segments within commercial auto

- True usage based products as alternative to industry reliance on proxies for risk
- Differentiated product offerings relevant to new economy
- Optimized expense structure

- Digital ecosystem with increased engagement, improved persistency, and strong brand

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Atlas Financial Holdings, Inc. 953 American Lane, 3rd Floor Schaumburg, IL 60173 Corporate Headquarters Scott D. Wollney President & Chief Executive Officer Paul A. Romano Vice President and Chief Financial Officer Executive Officers Karin Daly Vice President, The Equity Group Inc. (212) 836-9623 kdaly@equityny.com Investor Relations